UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 27, 2014

APPLE REIT SEVEN, INC.
(Exact Name of Registrant as Specified in Its Charter)

VIRGINIA
(State or Other Jurisdiction of Incorporation)

000-52585	20-2879175
(Commission File Number)	(IRS Employer Identification No.)

814 East Main Street Richmond, Virginia	23219
(Address of Principal Executive Offices)	(Zip Code)

(804) 344-8121
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Apple REIT Seven, Inc. (which is referred to below as the “Company”) is filing this report in accordance with Items 5.07, 8.01 and 9.01 of Form 8-K.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On February 21, 2014, a special meeting of the shareholders of the Company (the “Apple Seven special meeting”) was convened. In connection with the Apple Seven special meeting, the Company solicited proxies with respect to a proposal (the “Apple Seven Adjournment Proposal”) to adjourn the Apple Seven special meeting, if necessary or appropriate, for the purpose of soliciting additional votes for the approval of the Apple Seven Merger Proposal described below. The shareholders approved the Apple Seven Adjournment Proposal by a vote of 45,367,505 common shares for the Apple Seven Adjournment Proposal and 3,165,593 common shares against. The Apple Seven special meeting was adjourned until February 27, 2014.

The Apple Seven special meeting reconvened on February 27, 2014. At the Apple Seven special meeting, shareholders approved the Agreement and Plan of Merger, dated as of August 7, 2013, as amended (the “Merger Agreement”), among the Company, Apple REIT Eight, Inc., a Virginia corporation (“Apple Eight”), Apple REIT Nine, Inc., a Virginia corporation (“Apple Nine”), Apple Seven Acquisition Sub, Inc., a Virginia corporation, and Apple Eight Acquisition Sub, Inc., a Virginia corporation, the related Apple Seven plan of merger, the Apple Seven merger and the other transactions contemplated by the Merger Agreement (the “Apple Seven Merger Proposal”).

The Apple Seven Merger Proposal is described in more detail in the joint proxy statement/prospectus of the Company, Apple Eight and Apple Nine dated January 16, 2014.

The final voting results for the Apple Seven Merger Proposal are set forth below:

CLASS	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Common Shares	49,355,497	2,722,527	1,006,942	N/A
Series A Preferred Shares	49,355,497	2,722,527	1,006,942	N/A
Series B Preferred Shares	240,000	0	0	N/A
Common Shares not owned by or voted under the control of the Company’s directors	49,303,344	2,722,527	1,006,942	N/A
Series A Preferred Shares not owned by or voted under the control of the Company’s directors	49,303,344	2,722,527	1,006,942	N/A

Item 8.01	Other Events

On February 27, 2014, the Company issued a press release, attached hereto as Exhibit 99.1 and incorporated herein by reference, announcing the results of the voting at the Apple Seven special meeting.

The Apple Seven merger will become effective March 1, 2014.

Item 9.01.	Financial Statements and Exhibits.

a. Financial Statements of business acquired.

None.

b. Pro forma financial information.

None.

c. Shell company transaction.

None.

d. Exhibits.

99.1	Press Release dated February 27, 2014

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLE REIT SEVEN, INC.

Date: February 28, 2014	By:	/s/ Glade M. Knight
Glade M. Knight
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.                      Description

Exhibit 99.1                      Press Release